EXHIBIT 5.1

[Duane Morris LLP Letterhead]

April 29, 2010

Cohen & Company Inc. 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104

Re: Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to Cohen & Company Inc., a Maryland corporation (the “Company”), in connection with the Registration Statement on Form S-3 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on the date hereof under the Securities Act of 1933, as amended (the “Securities Act”).

This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

The Registration Statement relates to the issuance and sale from time to time by the Company on a delayed or continuous basis pursuant to Rule 415 of the General Rules and Regulations promulgated under the Securities Act of the following securities of the Company not to exceed an aggregate dollar amount of $300 million, in amounts, at prices and on terms to be determined at the time of offering: (i) one or more series of debt securities of the Company (the “Debt Securities”), (ii) shares of preferred stock, $0.001 par value, of the Company, in one or more classes or series (the “Preferred Stock”); (iii) shares of common stock, $0.001 par value, of the Company, together with associated Series C Junior Participating Preferred Stock Purchase Rights or other associated stock protection rights or similar rights, if applicable (“Common Stock”); (iv) depositary shares representing fractional shares of the Preferred Stock of the Company (“Depositary Shares”); (v) subscription rights to purchase the Company’s Debt Securities, Preferred Stock, Common Stock or other securities (“Subscription Rights”); (vi) stock purchase contracts, including contracts obligating holders to purchase from or sell to the Company, and obligating the Company to sell to or purchase from the holders, a specified number of shares of Common Stock or other securities at a future date or dates (“Stock Purchase Contracts”); (vii) Stock Purchase Contracts issued as part of units consisting of a Stock Purchase Contract and Debt Securities, Preferred Securities or debt obligations of third parties, including U.S. treasury securities, any other securities described in the applicable prospectus supplement or any combination of the foregoing, securing the holders’ obligations to purchase or sell the securities under the Stock Purchase Contracts (“Stock Purchase Units”); (viii) warrants to purchase any of the securities described in clauses (i) to (iv) (collectively, the

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“Warrants”); (ix) units (“Units”) consisting of one or more Warrants, Debt Securities, shares of Preferred Stock, shares of Common Stock, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units or any combination of such securities; and (x) such indeterminate amount of securities of the Company as may be represented by or issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Warrants, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units or Units, as applicable, and as may be issued as a result of any stock split, stock dividend or similar event (the “Indeterminate Securities”). The Debt Securities, the Preferred Stock, the Common Stock, the Warrants, the Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units, the Units, and the Indeterminate Securities are collectively referred to herein as the “Offered Securities.”

In connection with this opinion we have examined (i) the Registration Statement, (ii) the form (filed as an exhibit to the Registration Statement) of the indenture (the “Indenture”), proposed to be entered into among the Company and a financial institution to be named therein, as trustee, in connection with the issuance of any Debt Securities, and (iii) the Company’s Rights Agreement, dated as of December 21, 2009 (the “Rights Agreement”), relating to the Company’s Series C Junior Participating Preferred Stock Purchase Rights (the “Rights”). We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company, such agreements, certificates of public officials, and certificates of officers or other representatives of the Company, and such other documents, instruments, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

In our examination, we have assumed: (i) the legal capacity of all natural persons; (ii) the genuineness of all signatures; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to original documents of all documents submitted to us as certified, conformed, photostatic or facsimile copies and the authenticity of the originals of such documents; (v) the truth, accuracy and completeness of the information, representations and warranties contained in the records, instruments, certificates and other documents we have reviewed; and (vi) the absence of any undisclosed modifications to the documents reviewed by us. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others. With respect to an offering of any Offered Securities, we have assumed that the Indenture and any Supplemental Indenture, as herein defined, related thereto and any agreement proposed to be entered into in connection with the Warrants or Units, as applicable, will be governed by the laws of the State of New York.

In rendering the opinions expressed herein, we have assumed that: (i) the Registration Statement, and any amendments thereto (including any post-effective amendments), will have become effective and will comply with all then applicable laws and regulations and such effectiveness shall not have been terminated or rescinded; (ii) an applicable prospectus

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supplement will have been prepared and timely filed with the Commission describing the Offered Securities; (iii) all Offered Securities will be issued and sold in compliance with then applicable federal and state securities laws and in the manner stated in the Registration Statement and the applicable prospectus supplement; (iv) the Indentures, together with any supplemental indenture (each, a “Supplemental Indenture”) relating to a series of Debt Securities to be issued under any of the Indentures, will each be duly authorized, executed and delivered by the parties thereto in substantially the form as then filed with the Commission; (v) with respect to Debt Securities, the applicable trustee shall have been timely qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and a Statement of Eligibility of the Trustee on Form T-1 (“Form T-1”) will be timely filed with the Commission with respect to such trustee; (vi) with respect to an underwritten offering, a definitive purchase, underwriting or similar agreement with respect to any Offered Securities will be duly authorized and validly executed and delivered by the Company and the other parties thereto; (vii) any Offered Securities issuable upon conversion, exchange or exercise of any Offered Security will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise; (viii) with respect to Common Stock or Preferred Stock offered (including upon exercise, conversion, exchange or otherwise of any Offered Securities), there will be sufficient Common Stock or Preferred Stock authorized under the Articles of Incorporation of the Company as in effect at the time thereof and not otherwise reserved for other issuance; and (ix) with respect to any Offered Securities, any other proceedings that are required by then applicable laws will be timely and properly completed in connection with such offering.

Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that:

1. With respect to any series of Debt Securities offered under an Indenture and any Supplemental Indenture related thereto, when (i) a prospectus supplement and any other offering material with respect to such series of Debt Securities shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the Debt Securities to be issued under the Indenture and any Supplemental Indenture related thereto and the terms of their issuance and sale have been duly established in conformity with the related Indenture, (iii) the Indenture and, if required, any Supplemental Indenture relating to such series of Debt Securities shall have been qualified under the TIA (and a Form T-1 shall have been properly filed with the Commission), and shall have been duly executed and delivered pursuant to the terms of such Indenture and any Supplemental Indenture related thereto, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (v) appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to duly authorize the issuance and terms of such series of Debt Securities and related matters and to duly authorize the execution and delivery of the Indenture and the Supplemental Indenture relating to such series of Debt Securities, (vi) such series of Debt Securities has been duly executed and authenticated in accordance with the provisions of the Indenture and such

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Supplemental Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such series of Debt Securities (including such Debt Securities as may be represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units or Units, as applicable), when issued and sold in accordance with the Indenture and such Supplemental Indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2. With respect to the shares of any series of Preferred Stock, when (i) a prospectus supplement and any other offering material with respect to the Preferred Stock shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) appropriate corporate action by the Company’s Board of Directors has been taken to authorize the issuance of Preferred Stock, to fix the terms thereof and to authorize the execution and filing of articles supplementary relating thereto in accordance with the provisions of Title 2, Subtitle 2, Section 208 of the Maryland General Corporation Law with the State Department of Assessments and Taxation of Maryland (“Articles Supplementary”), (iii) such Articles Supplementary shall have been executed by duly authorized officers of the Company and so filed by the Company, all in accordance with the then applicable laws of the State of Maryland, (iv) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (v) Preferred Stock with terms so fixed shall have been duly issued and delivered by the Company against payment of the agreed-upon consideration therefor in accordance with such corporate action, (vi) certificates representing shares of Preferred Stock have been duly executed by the duly authorized officers of the Company in accordance with then applicable law and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Preferred Stock (including Preferred Stock represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Warrants, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units or Units), when issued and sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued, fully paid and non-assessable.

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3. With respect to the shares of Common Stock, when (i) a prospectus supplement and any other offering material with respect to the Common Stock shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the issuance of Common Stock, (iii) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (iv) Common Stock shall have been duly issued and delivered by the Company against payment of the agreed-upon consideration therefor in accordance with such corporate action, (v) certificates representing shares of Common Stock have been duly executed by the duly authorized officers of the Company in accordance with then applicable law, and (vi) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Common Stock (including Common Stock represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units, Warrants or Units), when issued and sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued, fully paid and non-assessable.

4. With respect to the Rights, when (i) a prospectus supplement and any other offering material with respect to the Common Stock to which the Rights attach (the “Related Common Stock”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the issuance of the Related Common Stock, (iii) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (iv) the Related Common Stock shall have been duly issued and delivered by the Company against payment of the agreed-upon consideration therefor in accordance with such corporate action, (v) certificates representing the Related Common Stock have been duly executed by the duly authorized officers of the Company in accordance with then applicable law, and (vi) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, the Rights attached to the Related Common Stock (including Related Common Stock represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units, Warrants or Units), when issued and sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued, fully paid and non-assessable.

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5. With respect to the Depositary Shares, when (i) a prospectus supplement and any other offering material with respect to the Depositary Shares shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the deposit agreement(s) under which the Depositary Shares are to be issued have been duly established and the deposit agreement(s) have been duly executed and delivered, (iii) the terms of the Depositary Shares and of their issuance and sale have been duly established in conformity with the applicable deposit agreement(s), (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a deposit agreement (including a form of certificate evidencing the Depositary Shares) and the underlying Preferred Stock, (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) Depositary Shares with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable deposit agreement and such corporate action, (vii) shares of Preferred Stock shall have been duly issued and delivered to the depositary in accordance with the deposit agreement, and (viii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Depositary Shares (including Depositary Shares represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units, Warrants or Units), when issued and sold in accordance with the applicable deposit agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will entitle the holders thereof to the rights specified in the deposit agreement under which the Depositary Shares are issued.

6. With respect to any series of Warrants, when (i) a prospectus supplement and any other offering material with respect to the Warrants shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the warrant agreement(s) under which the Warrants are to be issued have been duly established and the warrant agreement(s) have been duly executed and delivered, (iii) the terms of such Warrants and of their issuance and sale have been duly established in conformity with the applicable warrant agreement, (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a warrant agreement (including a form of certificate evidencing the Warrants), (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) Warrants with such terms are

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duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable warrant agreement and such corporate action, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Warrants (including Warrants duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares or Units), when issued and sold in accordance with the applicable warrant agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

7. With respect to any Subscription Rights, when (i) a prospectus supplement and any other offering material with respect to the Subscription Rights shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the subscription rights agreement(s) under which the Subscription Rights are to be issued have been duly established and the warrant agreement(s) have been duly executed and delivered, (iii) the terms of such Subscription Rights and of their issuance and sale have been duly established in conformity with the applicable subscription rights agreement, (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a subscription rights agreement (including a form of certificate evidencing the Subscription Rights), (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) Subscription Rights with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable subscription rights agreement and such corporate action, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Subscription Rights (including Subscription Rights duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Stock Purchase Contracts, Stock Purchase Units or Units), when issued and sold in accordance with the applicable subscription rights and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

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8. With respect to any Stock Purchase Contracts, when (i) a prospectus supplement and any other offering material with respect to the Stock Purchase Contracts shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the stock purchase contract agreement(s) under which the Stock Purchase Contracts are to be issued have been duly established and the stock purchase contract agreement(s) have been duly executed and delivered, (iii) the terms of such Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable stock purchase contract agreement, (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a stock purchase contract agreement (including a form of certificate evidencing the Stock Purchase Contract), (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) Stock Purchase Contracts with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable stock purchase contract agreement and such corporate action, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Stock Purchase Contract (including Stock Purchase Contracts duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Stock Purchase Units or Units), when issued and sold in accordance with the applicable stock purchase contract agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

9. With respect to any Stock Purchase Units, when (i) a prospectus supplement and any other offering material with respect to the Stock Purchase Units shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the stock purchase unit agreement(s) under which the Stock Purchase Units are to be issued have been duly established and the stock purchase unit agreement(s) have been duly executed and delivered, (iii) the terms of such Stock Purchase Units and of their issuance and sale have been duly established in conformity with the applicable stock purchase unit agreement, (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a stock purchase unit agreement (including a form of certificate evidencing the Stock Purchase Unit), (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) Stock Purchase Units with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the

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manner provided for in the applicable stock purchase unit agreement and such corporate action, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such applicable events, such Stock Purchase Unit (including Stock Purchase Units duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Stock Purchase Contracts or Units), when issued and sold in accordance with the applicable stock purchase unit agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

10. With respect to any series of Units, when (i) a prospectus supplement and any other offering material with respect to the Units shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the unit agreement(s) under which the Units are to be issued have been duly established and the unit agreement(s) have been duly executed and delivered, (iii) the terms of such Units and of their issuance and sale have been duly established in conformity with the applicable unit agreement, (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a unit agreement (including a form of certificate evidencing the Units), (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained, (vi) the Units with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable unit agreement and such corporate action, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Units (including Units represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units, Warrants or Units), when issued and sold in accordance with the applicable unit agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

The opinions set forth above (except for the opinions set forth in paragraphs 2 and 3 above) are subject to the following additional exceptions, limitations and qualifications: (a) the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent

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conveyance, and transfer, or similar laws affecting the rights of creditors and legal principles of general application; (b) the effect of general principles of equity, including principles of materiality, reasonableness and good faith, and the application of such equitable principles to limit the availability of equitable remedies, such as specific performance and injunctive relief (regardless of whether considered in a proceeding at law or in equity) (such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of debt under certain circumstances including, without limitation, upon the occurrence of a default deemed immaterial or might decline to order the Company to perform covenants); (c) public policy considerations which may limit the rights of parties to obtain remedies; (d) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of, or contribution to, a party with respect to a liability, whether because such indemnification or contribution is contrary to public policy or otherwise; (e) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in the Indenture; (f) the unenforceability of any provision requiring the payment of attorneys’ fees, except to the extent a court determines such fees to be reasonable; (g) we express no opinion with respect to any provisions of the Debt Securities or the Indenture that may provide for interest on interest or penalty interest or whether acceleration of the Debt Securities may affect the collectability of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (h) requirements that a claim with respect to any Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; (i) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies; (j) we express no opinion regarding the effectiveness of any waiver in respect of any of the Offered Securities of any rights that a party has, or of duties that are owed to it, as a matter of law, or that is broadly stated or does not describe the right or duty purportedly waived with reasonable specificity; (k) the Offered Securities being offered, issued and sold solely in the manner stated in the Registration Statement, any appropriate prospectus supplement or other offering material; and (l) in the case of the Indenture, the Warrants (or related warrant agreement), the Depositary Shares (or related deposit agreement), the Subscription Rights (or related subscription rights agreement), Stock Purchase Contracts (or related stock purchase contract agreements), Stock Purchase Units (or related stock purchase unit agreement), any Articles Supplementary, any Units, any underwriting agreement and any other agreements or instruments pursuant to which any Offered Securities are to be issued or sold that come into existence after the date of this opinion or that were otherwise not provided to us (including, without limitation, any supplements to or other amendments of the Indenture), that such agreements or instruments shall, if necessary, have been duly filed as exhibits to the Registration Statement or duly incorporated therein by reference and that there shall be no terms or provisions contained therein that would have the effect, under then applicable law, of vitiating or creating a contractual defense to the validity and legally binding nature of such instrument or agreement, or that would affect the validity of any of the opinions rendered herein.

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In general, and in respect to all corporate matters affecting the Company, we express no opinion under, or view with respect to, either directly or indirectly, laws other than the laws of the State of Maryland. Notwithstanding the foregoing, with respect to the Indenture and the Debt Securities, we express no opinion under, or view with respect to, either directly or indirectly, laws other than the laws of the State of New York. The Offered Securities may be issued from time to time on a delayed or continuous basis, and the opinions expressed herein are limited to the foregoing laws, including applicable rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect and to the facts as they presently exist.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable law.

Very truly yours,

/s/ Duane Morris LLP